Minimum Rental Payments Required Under Operating Leases Relating Primarily to Land, Buildings and Equipment Having Initial or Remaining Non-Cancelable Lease Terms in Excess of One Year (Detail) (Non Cancelable Lease Obligations)
In Thousands
	Mar. 31, 2011 USD ($)	Mar. 31, 2011 JPY (¥)
Leases Disclosure [Line Items]
2012	$ 15,346	¥ 1,276,000
2013	11,401	948,000
2014	7,120	592,000
2015	3,367	280,000
2016	2,225	185,000
2017 and thereafter	11,581	963,000
Total minimum future rentals	$ 51,040	¥ 4,244,000